EXHIBIT 10.26

                      AMENDMENT TO STOCK PURCHASE AGREEMENT


                                                      Dated:  September 27, 1996



     AMENDMENT TO STOCK PURCHASE AGREEMENT (the "Agreement") dated June 1996 by
                                                 ---------
and among FAMILY BARGAIN CORPORATION (the "Seller") and MORGANA HOLDINGS INC.
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and L'ANCRESSE HOLDINGS LTD. (collectively, the "Buyers").
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     1.   Seller and Buyers agree that Section 1.3 of the Agreement be and the same is hereby modified to delete the date September 30, 1996 and to substitute therefore the date November 30, 1996.

     In all other respects the Agreement continues in full force and effect.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment to the Agreement as of date set forth above.

                                   SELLER:

                                   FAMILY BARGAIN CORPORATION


                                   By:
                                      ---------------------------
                                        Name:
                                        Title:

                                   BUYERS:

                                   MORGANA HOLDINGS INC.


                                   By:
                                      ---------------------------
                                        Name:
                                        Title:

                                   L'ANCRESSE HOLDINGS LTD.


                                   By:
                                      ---------------------------
                                        Name:
                                        Title: